UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 17, 2008

First National Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-30523	58-2466370
(Commission File Number)	(IRS Employer Identification No.)

215 North Pine Street, Spartanburg, S.C.	29302
(Address of principal executive offices)	(Zip Code)

(864) 948-9001
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of First National Bancshares, Inc. (NASDAQ: FNSC) modified by corporate resolution several articles of its bylaws at the regularly scheduled meeting on March 17, 2008. These modifications were administrative and procedural in nature, in order that the bylaws and the Company’s policy regarding board supervision be reflective of one another. These changes are reflected in the following: Article II, Section 2 (Annual Meetings); Article III, Section 2 (Number, Classification and Terms of Office of Directors); Article III, Section 3 (Qualifications of Directors); Article III, Section 7 (Emeritus Directors). The effective date of the modifications is March 17, 2008. The Company’s amended and restated bylaws will be filed as Exhibit 3.3 to the Company’s 10K to be filed on or about March 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC.

By:	/s/ Kitty B. Payne
Name: Kitty B. Payne
Title: Executive Vice President/Chief Financial Officer

Dated: March 21, 2008